EXHIBIT 99.1


                          INTERCREDITOR AGREEMENT


                        dated as of October 6, 2000

                                   among

                          THE WARNACO GROUP, INC.,

                               WARNACO INC.,

             THE OTHER SUBSIDIARIES OF THE WARNACO GROUP, INC.
                               PARTY HERETO,

                          THE BANK OF NOVA SCOTIA,
                          as Administrative Agent,

           THE BANK OF NOVA SCOTIA and SALOMON SMITH BARNEY INC.,
                             as Lead Arrangers,

                THE BANK OF NOVA SCOTIA and CITIBANK, N.A.,
                           as Debt Coordinators,

                          THE BANK OF NOVA SCOTIA,
                         SALOMON SMITH BARNEY INC.,
                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                     COMMERZBANK A.G., NEW YORK BRANCH,
                                    and
                             SOCIETE GENERALE,
                               as Arrangers,

                             SOCIETE GENERALE,
                             as Security Agent,

                      THE OTHER FINANCIAL INSTITUTIONS
                     FROM TIME TO TIME PARTIES HERETO,

                                    and

                    STATE STREET BANK AND TRUST COMPANY,
                           as COLLATERAL TRUSTEE


                             TABLE OF CONTENTS

SECTION                                                                    PAGE


                                 Article I

                      DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1. Definitions......................................................1
SECTION 1.2. Accounting Terms.................................................1

                                Article II

                         INTERCREDITOR ARRANGEMENTS

SECTION 2.1. Application of Prepayments, Other Amounts and
                  Commitment Reductions.......................................2
SECTION 2.2. Amendments of Loan Documents; CertainAmendments Under
                   Covered Facilities.........................................4
SECTION 2.3. Defaults.........................................................6
SECTION 2.4. New Facilities; Designated Capital Markets Transactions..........7
SECTION 2.5. Other Actions....................................................7

                                Article III

                                   WAIVER

SECTION 3.1. Waiver...........................................................8

                                 Article IV

                        CONDITIONS OF EFFECTIVENESs

SECTION 4.1. Conditions of Effectiveness......................................8

                                 Article V

                     COLLATERAL TRUSTEE; SECURITY AGENT

SECTION 5.1. Authorization and Action.........................................9

                                 Article VI

                                 THE AGENTS

SECTION 6.1. Authorization and Action........................................10
SECTION 6.2. Administrative Agent; Debt Coordinators;
             Collateral Trustee; Security Agent..............................11
SECTION 6.3. Agents' Reliance, Etc...........................................12
SECTION 6.4. Scotiabank, SSBI, Citibank, Commerzbank, Morgan, SG ,
             State Street Bank and Trust Company and Affiliates..............12
SECTION 6.5. Lender Party Decision...........................................12
SECTION 6.6. Indemnification.................................................13
SECTION 6.7. Successor Agents................................................13
SECTION 6.8. No Knowledge of Defaults........................................13

                                Article VII

            SPECIAL PROVISIONS CONCERNING FOREIGN JURISDICTIONS

SECTION 7.1. Joint Creditorship..............................................14
SECTION 7.2. Declaration of Trust (Treuhand) and
             Appointment as Administrator....................................14
SECTION 7.3. Quebec Security.................................................14


                                Article VIII

                               MISCELLANEOUS

SECTION 8.1. Notices, Etc....................................................16
SECTION 8.2. No Waiver; Remedies.............................................16
SECTION 8.3. Costs and Expenses..............................................16
SECTION 8.4. Register; Cash Management Register..............................17
SECTION 8.5. Execution in Counterparts.......................................18
SECTION 8.6. Binding Effect; Novation........................................18
SECTION 8.7. Jurisdiction, Process Agent, Judgment Currency,
             Waiver of Immunities, Etc.......................................19
SECTION 8.8. Governing Law...................................................20
SECTION 8.9. Waiver of Jury Trial............................................20


SCHEDULES

Schedule I        -     Notice Addresses
Schedule II       -     Existing Facilities
Schedule 2.1(d)   -     Certain Payments

EXHIBITS

Exhibit A         -     Form of Facility Agreement


                  INTERCREDITOR AGREEMENT (this "Agreement") dated as of October 6, 2000 among The Warnaco Group, Inc. ("Group"), Warnaco Inc. ("Warnaco"), the other Subsidiaries of Group from time to time parties hereto, The Bank of Nova Scotia ("Scotiabank"), as Administrative Agent (the "Administrative Agent"), Scotiabank and Salomon Smith Barney Inc. ("SSBI"), as Lead Arrangers (the "Lead Arrangers"), Scotiabank and Citibank, N.A. ("Citibank"), as Debt Coordinators (the "Debt Coordinators"), Scotiabank, SSBI, Morgan Guaranty Trust Company of New York ("Morgan"), Commerzbank A.G. ("Commerzbank") and Societe Generale ("SG"), as Arrangers (the "Arrangers"), SG as Security Agent ("Security Agent"), the other financial institutions under the Covered Facilities specified below from time to time parties hereto and State Street Bank and Trust Company, as Collateral Trustee (the "Collateral Trustee").

                                  RECITALS

                  In connection with the amendment, modification, restatement and, in certain cases, extension of the Existing Facilities of Group and various of its Subsidiaries pursuant to the Facility Agreement specified below, and the consummation of the transactions contemplated thereunder, the parties desire to enter into this Agreement to, among other things, provide for the (a) application of all optional and mandatory prepayments, commitment reductions and certain other payments made by the Loan Parties under the Covered Facilities, (b) manner in which certain voting and other actions, including the exercise of certain remedies, may be taken by the Lender Parties and the Agents under the Loan Documents and the Covered Facilities, (c) exercise of certain rights by the Administrative Agent and the Debt Coordinators on behalf of the Lender Parties and (d) appointment of a Collateral Trustee.

                  NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

                                 Article I

                      DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1. Definitions. As used in this Agreement, terms have the meanings as specified in Part I of Annex A to the Facility Agreement (as defined in Section 4.1(a)(ii) hereof), and the rules of interpretation and construction set forth in Part II of such Annex A shall apply.

SECTION 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles as in effect on the Effective Date ("GAAP").

                                Article II

                         INTERCREDITOR ARRANGEMENTS

SECTION 2.1. Application of Prepayments, Other Amounts and Commitment Reductions. (a) On the date of any payment to the Administrative Agent pursuant to Section 2.9(a) of the Facility Agreement (i) the commitments under each Covered Facility shall be permanently reduced (other than as specified in Section 2.1(b)(iv)) in an amount equal to such facility's Pro-Rata portion of such prepayment, (ii) each Covered Facility will be prepaid (or in the case of letters of credit and acceptances, cash collateralized, if applicable, as specified in Section 2.1(b)) in an amount equal to the excess of the outstanding principal amount (or in the case of letters of credit and acceptances, stated amount and face amount, respectively) of the Obligations thereunder over the aggregate commitments thereunder (as so reduced), (iii) to the extent not otherwise reduced pursuant to clause (ii), each Covered Facility which is a term facility shall be prepaid in an amount equal to such facility's Pro-Rata portion of such prepayment, (iv) a payment shall be made in respect of each Derivative Agreement (other than the Equity Derivatives) in the manner set forth in clause (b)(ii) below in an amount equal to such facility's Pro-Rata portion of such prepayment and (v) a payment shall be made in respect of each Equity Derivative in the manner set forth in clause (b)(iii) below in an amount equal to such facility's Pro-Rata portion of such prepayment.

                  (b) All commitment reductions and all amounts received by the Administrative Agent from the Loan Parties or the Collateral Trustee
(A) pursuant to any Collateral Document or Section 2.9 of the Facility Agreement, (B) by optional prepayment or (C) under clause (c) or (d) below shall be allocated Pro Rata at the time of such prepayment or commitment reduction; provided that:

(i) the prepayments and commitment reductions which would otherwise be made to a Long-Term Facility Lender Party who is also a party to one or more Short-Term Facilities will instead be applied to prepay credit extensions outstanding and reduce commitments, if any, of such Lender Parties under the Short-Term Facilities (on a ratable basis, if such Lender Party is a party to more than one such Short-Term Facility) in the direct order of maturity until such Short-Term Facilities are paid in full, and then to such Long-Term Facility Lender Parties otherwise as in accordance with this Section 2.1(b);

(ii) allocations with respect to each Derivative Agreement (other than the Equity Derivatives) shall be (A) made based on the mark-to-market valuation thereof (calculated as specified in the definition of "Agreement Value") at the time of such prepayment or commitment reduction or other payment and (B) deposited in the Collateral Account as collateral security for the applicable Loan Party's obligations under such Derivative Agreement and paid, to the extent necessary, by the Collateral Trustee in satisfaction of obligations owed when due under such Derivative Agreement (as determined by the Debt Coordinators), and any amounts remaining in such Collateral Account with respect to any such Derivative Agreement after all amounts owing thereunder have been paid in full shall be paid by the Collateral Trustee to the Administrative Agent for allocation as otherwise specified in this Section 2.1(b);

(iii) allocations with respect to each Equity Derivative shall be (A) made based on the total commitment thereunder (calculated as specified in the definition of "Agreement Value") at the time of such prepayment or commitment reduction or other payment and (B)
         (x) applied in repayment of the Equity Derivative Notes in such order or manner as the Lender Party which is the counterparty to such Equity Derivative elects or (y) after all such Equity Derivative Notes have been paid in full, shall be held by such counterparty as collateral security for the applicable Loan Party's obligations under such Equity Derivative, and after such Equity Derivative is terminated, all disposition of shares held thereunder has been completed and all amounts owing thereunder have been paid in full, shall be paid to the Administrative Agent for allocation as otherwise specified in this Section 2.1(b); and

(iv) optional prepayments and other prepayments made by any Loan Party of any revolving loans under any Covered Facility to the extent such prepayments do not concurrently permanently reduce revolving commitments under such Covered Facility will not be allocated to any other Covered Facility.

All amounts received by each Lender Party, or their agent or other representative, under any Covered Facility to which they are a party from the Administrative Agent as specified in this Section 2.1(b) shall then further be allocated first to reduce the then-remaining installments of any term loans outstanding under such facility in the direct order of maturity, and then, second, to permanently reduce any revolving loans outstanding (with corresponding commitment reductions) thereunder (or in the case of letters of credit and acceptances, deposited in the Collateral Account as collateral security for the applicable Loan Party's obligations under such letters of credit and acceptances and paid, to the extent necessary, by the Collateral Trustee in satisfaction of obligations owed when due thereunder), in all cases Pro Rata (except as provided in clause (i) above). For purposes of determining the amount and timing of allocations to be made pursuant to this Section 2.1, all calculations of the Debt Coordinators shall be conclusive and final, absent manifest error.

                     (c) If any Lender Party party to any Foreign Facility shall obtain at any time any proceeds resulting from the sale of, or other enforcement action with respect to, any collateral securing such Foreign Facility as a result of the acceleration of the maturity of the Debt, or such Debt otherwise becoming due, under any such Foreign Facility, whether pursuant to Article V of the Facility Agreement or otherwise, then such Lender Party will pay over such proceeds to the Administrative Agent for allocation as specified in Section 2.1(b).

                     (d) Other than (i) such payments to be made under the Covered Facilities as are specified on Schedule 2.1(d), (ii) all scheduled payments on account of Obligations (including fees and expenses) of the Loan Parties required to be made in accordance with the terms of the Covered Facilities (as amended or modified by the Loan Documents), (iii) delivery and realization on amounts received pursuant to the Equity Derivatives and reductions of the Equity Derivative Notes as provided in
Section 4 of the Memoranda of Understanding as in effect on the Effective Date and referred to in items B.18 and B.19 of Schedule II to this Agreement and (iv) payments made to the Specified Facility Lender upon the occurrence and during the continuance of an Event of Default under either the Facility Agreement or the Specified Facility, all other payments (whether voluntary, involuntary, through the exercise of any right of set-off, or other rights and remedies in respect of any of the Collateral, or otherwise) made by any Loan Party on account of Obligations due and payable to the Lender Parties under any of the Covered Facilities which are paid to such Lender Parties shall be paid over to the Administrative Agent for allocation as specified in Section 2.1(b).

                     (e) If any Lender Party shall obtain at any time any payment of the character described in this Section 2.1 (other than payments described in clause (d)(i), (ii) and (iii) above) in excess of its Pro Rata share (in the determination of the Debt Coordinators according to the allocation procedures specified in this Section 2.1), such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment Pro Rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's Pro Rata share of such recovery. The Loan Parties agree that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.1(e) may, to the fullest extent permitted by law, exercise all its rights of payment (including, without limitation, the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the respective Loan Parties in the amount of such interest or participating interest, as the case may be.

SECTION 2.2. Amendments of Loan Documents; Certain Amendments Under Covered Facilities. (a) No amendment or waiver of any provision which is applicable to all Covered Facilities (as amended or modified by the Loan Documents), or of any provision of this Agreement or of any other Loan Document, nor consent to any departure therefrom by any party hereto, or any authorized agent or other representative of any party hereto, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by Group and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given (it being understood that, except as otherwise expressly provided herein, any amendment or waiver of any provision which is applicable to all Covered Facilities (as amended or modified by the Loan Documents) shall be (i) effected pursuant to the provisions of this Section 2.2 in lieu of the amendment provisions specified in each applicable Covered Facility and (ii) deemed approved for all Covered Facilities other than the Specified Facility); provided that (A) no amendment, waiver or consent shall, unless in writing and signed by all of the Lender Parties who have executed and delivered this Agreement (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) release all or substantially all of the Collateral in any transaction or series of related transactions, (ii) release all or substantially all of the aggregate value of the benefits collectively available to the Lender Parties under the Parent Guaranty and the Subsidiary Guaranty, (iii) amend or waive the provisions of Section 2.1, (iv) amend this Section 2.2, (v) increase the commitments of the Lender Parties under any Covered Facility,
(vi) reduce the principal (or in the case of letters of credit and acceptances, stated amount and face amount, respectively) of, or interest on, or any fees or other amounts payable with respect to any credit extension under any Covered Facility, (vii) postpone any date fixed for any payment of principal (or in the case of letters of credit and acceptances, stated amount and face amount, respectively) of, or interest on, or any fees or other amounts payable with respect to any credit extension under any Covered Facility, or (viii) limit the liability of any Loan Party under any of the Covered Facilities and provided further that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lender Parties required above to take such action, affect the rights or duties of such Agent under this Agreement or any of the other Loan Documents, (B) no amendment, waiver or consent with respect to the following Sections of the Facility Agreement: 2.6(a), 2.6(b), 2.7 and 2.9, shall be effective unless the same shall be in writing and signed (or consented to) by the Supermajority Lenders, (C) no amendment of the last sentence of the defined term "Required Lenders" shall be effective unless the same shall be in writing and signed (or consented to) by holders of at least a majority of the sum of the (i) aggregate capital outstanding under the Securitization Facility and (ii) aggregate unused purchase commitments under the Securitization Facility, (D) no amendment of the last sentence of the defined term "Supermajority Lenders" shall be effective unless the same shall be in writing and signed (or consented to) by holders of at least 66-2/3% of the sum of the (i) aggregate capital outstanding under the Securitization Facility and (ii) aggregate unused purchase commitments under the Securitization Facility, (E) no amendment of clause (D) of the last paragraph of Section 1 of the Security Agreement or clause (vii) of the defined term "Excluded Property" shall be effective unless the same shall be in writing and signed (or consented to) by holders of 100% of the sum of the (i) aggregate capital outstanding under the Securitization Facility and (ii) aggregate unused purchase commitments under the Securitization Facility, (F) the Specified Facility Lender may at any time agree to any amendment or modification of, or waiver under, the Specified Facility without the approval of the Required Lenders and (G) no amendment of any provisions of Section 2.6(f) of the Facility Agreement prohibiting issuances or sales of Equity Interests to satisfy obligations under the Equity Derivatives shall be effective unless the same shall be in writing and signed (or consented to) by the Required Lenders and the Lender Party which is the counterparty to the applicable Equity Derivative.

                     (b) Each Lender Party agrees that (i) it will (or will instruct its representative or agent under each Covered Facility to which it is a party, as applicable, to) provide notice to the Debt Coordinators of any proposed amendment or waiver under any such Covered Facility and
(ii) in addition to the requisite approvals required pursuant to the terms of any Covered Facility, no amendment or waiver of any provision of any Covered Facility (nor consent to any departure by any party therefrom) or any other action under any Covered Facility which does any of the following at any time shall in any event be effective unless the same shall be in writing and signed or consented to by the Required Lenders: (i) reduce, other than on a Pro Rata basis in accordance with Section 2.1, the commitments of the lenders, obligors or other credit extension providers thereunder, (ii) increase the rate of interest on, the loans or other credit extensions thereunder or any fees or other amounts payable thereunder, (iii) increase the amount of, or shorten any date fixed for any payment of principal of, or interest on, the loans or other credit extensions thereunder or any fees or other amounts payable thereunder, (iv) release or take other action with respect to the Collateral and (v) add additional or more restrictive covenants, defaults, required prepayment, required redemption or other similar terms more restrictive or onerous on, or less favorable to, Group and its Subsidiaries, or any of the Loan Parties, than those generally applicable to the Covered Facilities and the Existing Facilities. If the Debt Coordinators make a determination that any of the elements of the type specified in any of the foregoing clauses (i) through (v) are present in such proposed amendment or waiver, they will deliver such proposed amendment or waiver to all of the Lender Parties under all of the Covered Facilities, with approval of such proposed amendment or waiver in such case subject to approval of the Required Lenders.

SECTION 2.3. Defaults. (a) If a default or event of default shall occur under any Covered Facility (a "Defaulted Facility"), (i) each Lender Party party thereto agrees that it will (or will instruct its representative or agent under such Defaulted Facility to which it is a party, as applicable,
to) promptly notify the Administrative Agent, and the Administrative Agent will promptly notify all Lender Parties under all of the Covered Facilities and the Collateral Trustee and (ii) from the Effective Date until the earlier of (1) the Termination Date and (2) a Bankruptcy Event, (A) each Lender Party other than, upon the occurrence and during the continuance of an Event of Default under the Facility Agreement or the Specified Facility, the Specified Facility Lender, agrees that it will refrain from exercising any right, remedy or power available to it (including, without limitation, rights of set-off (whether or not a default or event of default shall have occurred) or acceleration and the right to reduce or terminate commitments), and (B) each Lender Party agrees that it will refrain from directing the Collateral Trustee, the Administrative Agent, the Debt Coordinators or any other Person from taking any such action (including making claims under any guaranty), under such Defaulted Facility or the Loan Documents or applicable law related thereto, in either case, unless authorized to do so by the Required Lenders, acting through the Debt Coordinators. Notwithstanding the foregoing and notwithstanding any other provision of this Agreement or the Facility Agreement to the contrary, (i) the counterparties to the Equity Derivatives may terminate the Equity Derivatives, may sell shares of Group's stock, may accept Equity Derivative Notes and may exercise other rights and remedies under the terms of the Equity Derivatives as in effect on the Effective Date, including, without limitation, upon the occurrence of an Event of Default or Termination Event (as such terms are defined in the applicable Equity Derivative) or upon the occurrence of an Event of Default under the Facility Agreement; provided, however, that except for the rights set forth in Section 2.1(d)(iii) hereof, such counterparties' respective collection and enforcement rights with respect to any net amount owing by any Loan Party as a result of termination and settlement of the Equity Derivatives shall be subject to the limitations otherwise specified in this clause (a) and (ii) upon the occurrence and during the continuance of an Event of Default under either the Facility Agreement or the Specified Facility, the Specified Facility Lender may retain all payments made to it by any Loan Party at such time in respect of any Obligations under the Specified Facility. EACH OF THE LENDER PARTIES ACKNOWLEDGES AND AGREES THAT, WITH RESPECT TO ANY COLLATERAL, IT SHALL HAVE NO RIGHT TO INDIVIDUALLY DIRECT THE COLLATERAL TRUSTEE, THE ADMINISTRATIVE AGENT, THE DEBT COORDINATORS OR ANY OTHER PERSON TO TAKE OR REFRAIN FROM TAKING ANY ACTION HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT OR UNDER ANY COVERED FACILITY OR UNDER APPLICABLE LAW, AND THAT ALL RIGHTS WITH RESPECT TO THE COLLATERAL SHALL BE VESTED SOLELY IN THE REQUIRED LENDERS ACTING THROUGH THE COLLATERAL TRUSTEE (AS INSTRUCTED BY THE DEBT COORDINATORS) AND OTHERWISE IN ACCORDANCE WITH THIS AGREEMENT.

                  (b) In case the Administrative Agent, the Collateral Trustee or the Debt Coordinators shall have proceeded to enforce any right, remedy or power under this Agreement or the other Loan Documents and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, the Collateral Trustee or the Debt Coordinators, then and in every such case each Secured Party shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under the other Loan Documents with respect to the Collateral and in all other respects.

SECTION 2.4. New Facilities; Designated Capital Markets Transactions. As specified in Section 2.6(b)(i) of the Facility Agreement, all New Facilities require approval of the Debt Coordinators. Such approval will
(i) automatically be given with respect to Designated Capital Markets Transactions which meet the Specified Parameters and (ii) otherwise be given by the Debt Coordinators, unless in their reasonable judgment they determine that any such New Facility (A) could impair the value of or have an adverse effect on the Existing Facilities or the Covered Facilities or the rights or interests of the Lender Parties thereunder or (B) contains terms or provisions (except for customary covenants applicable to single asset financings) that are materially more restrictive or onerous on Group or any of the Loan Parties than those contained in the Existing Facilities or the Covered Facilities. If the Debt Coordinators make a determination of the type specified in either of the foregoing clauses (A) or (B), or in the case where a proposed Designated Capital Markets Transaction does not, in the judgment of the Debt Coordinators, meet the Specified Parameters, the Debt Coordinators will deliver all material documentation with respect to such proposed New Facility or Designated Capital Markets Transaction to all of the Lender Parties, with such proposed New Facility or Designated Capital Markets Transaction in such case subject to approval of the Required Lenders. No fees will be required for approvals of New Facilities or Designated Capital Markets Transactions by the Debt Coordinators or the Required Lenders.

SECTION 2.5. Other Actions. (a) At Group's cost, each Lender Party will make, execute, endorse, acknowledge, file and/or deliver to the Collateral Trustee from time to time such powers of attorney (in form satisfactory to such Lender Party), documents, and other assurances or instruments and take such further steps relating to the Collateral as the Debt Coordinators may reasonably require to preserve or protect the security interests in the Collateral granted pursuant to the Loan Documents.

                  (b) Each of the Lender Parties, the Agents and the other financial institutions from time to time parties hereto agree that it shall not institute or join any Person or entity in instituting against Liberty Street Funding Corp. or any other conduit purchaser which is a party to the Securitization Facility, any bankruptcy, reorganization, insolvency or liquidation proceeding or other proceedings under any federal of state bankruptcy or similar law, for one year and a day after the date on which the last maturing, short-term promissory note issued, or to be issued, by Liberty Street Funding Corp. or such conduit purchaser to fund its investment in accounts receivable or other financial assets is paid in full.

                  (c) Each Lender Party which is a party hereto hereby (i) irrevocably appoints the Debt Coordinators as its representative in connection with the entering into of the Facility Agreement, and agrees to be bound by the terms and provisions of the Facility Agreement as though it had been a signatory thereto and (ii) acknowledges that each of the Debt Coordinators will, concurrently with the execution and delivery of this Agreement, execute and deliver the Facility Agreement in its capacity as Debt Coordinator and as representative of each such Lender Party.


                                Article III

                                   WAIVER

SECTION 3.1. Waiver. Each Lender Party hereby waives (and instructs each of its authorized representatives or agents under each of the Covered Facilities to which it is a party, as applicable, to waive) any and all defaults or events of default known to it which may have occurred and be existing under the Covered Facilities to which it is a party as of the Effective Date; provided that such waiver shall not constitute a waiver of any default, event of default or other condition giving rise to a default or event of default separately arising after the Effective Date under any Loan Document or Covered Facility to which it is a party.


                                Article IV

                        CONDITIONS OF EFFECTIVENESS

SECTION 4.1. Conditions of Effectiveness. Articles II and III of this Agreement shall become effective as of the date (the "Effective Date") when and only when all of the conditions set forth in this Article IV have been satisfied.

(a) The Administrative Agent shall have received on or before the Effective Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Debt Coordinators (unless otherwise specified) and in sufficient copies for each Lender Party:

         (i) A counterpart of this Agreement executed by or on behalf of each Loan Party and each Lender Party or the requisite number of Lender Parties under each of the Covered Facilities constituting "required lenders" thereunder (or such similar term as denotes the necessary number of lenders or other financial institutions owed or holding the required percentage of loans or other credit extensions outstanding or commitments therefor as may be necessary to amend, modify, restate and, in certain cases, extend, any such Credit Facility as herein stated), as determined by the Debt Coordinators (with notice thereof to Group).

         (ii) The Amendment, Modification, Restatement and General Provisions Agreement in substantially the form of Exhibit A hereto (as the same may be amended, supplemented or otherwise modified from time to time, the "Facility Agreement"), duly executed by each Loan Party, the Debt Coordinators, the Administrative Agent and the Collateral Trustee.

         (iii) The valuation report for all trademarks, copyrights, patents, licenses and other general intangibles of the Loan Parties.

(b) Before giving effect to the transactions contemplated by the Loan Documents, there shall have occurred no Material Adverse Change.

(c) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that (i) could reasonably be expected to result in a Material Adverse Change or
         (ii) restrains, prevents or imposes or can reasonably be expected to impose materially adverse conditions upon the Covered Facilities or the transactions contemplated thereby.

(d) Nothing contained in any public disclosure made by Group or any of its Subsidiaries after July 19, 2000, or in any information disclosed to the Arrangers or the Lender Parties by Group or any of its Subsidiaries after such date, shall lead any Arranger or any Lender Party to determine that, and none of the Arrangers or the Lender Parties shall have otherwise become aware of any fact or condition not disclosed to them prior to such date which shall lead any Arranger or Lender Party to determine that the condition (financial or otherwise), operations, performance, properties or prospects of Group and its Subsidiaries, taken as a whole, are different in any material adverse respect from that disclosed in writing to such Arranger or Lender Party by or on behalf of Group prior to such date, or derived by such Arranger or Lender Party from the public filings of Group or any of its Subsidiaries prior to such date.

(e) All governmental and third party consents and approvals necessary in connection with the transactions contemplated by the Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Lender Parties) and no law or regulation shall be applicable in the judgment of the Lender Parties, in each case that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Loan Documents or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

(f)      Group shall have paid (i) the fees specified in Sections 7.2 and
         7.3 of the Facility Agreement, and all accrued fees of the Agents and the Lender Parties, in each case to the Administrative Agent for deposit in the Administrative Agent's Account, and the Administrative Agent will distribute such funds to the Lender Parties not later than the next succeeding Business Day thereafter and (ii) all accrued expenses of the Agents and the Lender Parties (including the reasonable accrued fees and expenses of counsel to the Debt Coordinators and the Lender Parties, and all local counsel and foreign jurisdiction counsel to the Debt Coordinators) which have been invoiced prior to the Effective Date.


                                 Article V

                     COLLATERAL TRUSTEE; SECURITY AGENT

SECTION 5.1. Authorization and Action. (a) The Administrative Agent and each Lender Party appoints and authorizes State Street Bank and Trust Company to take action on its behalf as the Collateral Trustee and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to it by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto, subject at all times to the provisions of the Collateral Trust Agreement, which defines the rights, powers and duties of the Collateral Trustee. The Administrative Agent and each Lender Party appoints and authorizes SG to take action on its behalf as the Security Agent and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to it by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto.

(b) State Street Bank and Trust Company, for itself and its successors, accepts its appointment as Collateral Trustee and the trusts created by the Collateral Trust Agreement upon the terms and conditions hereof and thereof. SG, for itself and its successors, accepts its appointment as Security Agent upon the terms and conditions specified therefor hereof and under the other Loan Documents.

                  (c) Neither the Collateral Trustee nor the Security Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Debt Coordinators (acting upon the instruction of the Required Lenders), and such instructions shall be binding upon all Lender Parties; provided, however, that (i) neither the Collateral Trustee nor the Security Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement, any other Loan Document or applicable law and (ii) in those circumstances where the Collateral Trustee or the Security Agent is required by any Foreign Collateral Document or applicable law to take action or refrain from taking action on their own discretion, the Debt Coordinators will still instruct the Collateral Trustee or the Security Agent, as applicable, to take or refrain from taking such action, as the case may be, but will act in accordance with the standards set forth in the applicable Foreign Collateral Document.


                                Article VI

                                 THE AGENTS

SECTION 6.1. Authorization and Action. Scotiabank and SSBI are hereby appointed Lead Arrangers hereunder. Scotiabank, SSBI, Morgan, Commerzbank and SG are hereby appointed Arrangers hereunder. Scotiabank and Citibank are hereby appointed Debt Coordinators hereunder and under the other Loan Documents. Scotiabank is hereby appointed Administrative Agent hereunder and under the other Loan Documents. Each Lender Party hereby appoints and authorizes each such Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Documents, each Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or in the case of the Collateral Trustee, acting upon the instructions of the Debt Coordinators), and such instructions shall be binding upon all Lender Parties; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law, and the Collateral Trustee shall be entitled to the benefits of the Collateral Trust Agreement. Each Agent agrees to give to each Lender Party prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or any of the other Loan Documents; provided, however, that the Collateral Trustee shall only be obligated to provide notice to the Debt Coordinators, who, in turn, shall provide notice to the Lender Parties. As of the Effective Date, the respective obligations of (i) Scotiabank, SSBI, Morgan, Commerzbank and SG in their capacity as Arrangers shall terminate and (ii) Scotiabank and SSBI in their capacity as Lead Arrangers shall terminate.

SECTION 6.2. Administrative Agent ; Debt Coordinators; Collateral Trustee; Security Agent. (a) The Administrative Agent will administer all matters related to voting, notices and communications with the Lender Parties, the Debt Coordinators and the Collateral Trustee under the Loan Documents, and will maintain a register of all Lender Parties in accordance with Section
8.4. Other than these functions and others reasonably incidental thereto, and except as otherwise expressly set forth herein, the Administrative Agent shall have no additional responsibilities or obligations.

                  (b) Each Lender Party acknowledges and agrees that Scotiabank and Citibank, in their capacities as Debt Coordinators, will execute and deliver the Facility Agreement and will exercise on behalf of all Lender Parties such powers and discretion as are specified hereunder, under the Facility Agreement and under the other Loan Documents, including, without limitation, the power and discretion to (i) approve New Facilities without the consent of the Lender Parties or to make a determination that the consent of the Required Lenders is required, in each case, subject to and in accordance with Section 2.4 hereof, (ii) make calculations in respect of prepayment allocations, in accordance with Section 2.1 hereof,
(iii) make determinations regarding levels of approval required with respect to certain amendments and waivers, in accordance with Section 2.2(b) hereof and (iv) make determinations regarding satisfaction of certain conditions precedent, in accordance with Section 4.1 hereof. Each Lender Party hereby specifically authorizes the Debt Coordinators to execute and deliver the Facility Agreement and to exercise such powers and discretion as aforesaid, and agrees that each of Scotiabank and Citibank, in their capacity as Debt Coordinators, shall have no other responsibilities or obligations except as otherwise expressly set forth herein and in the other Loan Documents, and others reasonably incidental thereto.

                  (c) The Debt Coordinators, the Administrative Agent, the Security Agent and the Collateral Trustee (i) shall be entitled to rely on the advice of counsel concerning all matters pertaining to their respective powers and duties hereunder and under the other Loan Documents, (ii) shall not be responsible for the negligence or misconduct of any agents, nominees or attorneys-in-fact reasonably selected by them and (iii) may rely, and shall be fully protected in acting upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes in good faith to be genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies, to have been sent by the proper party or parties. The Collateral Trustee shall, in addition to the rights under Section 6.2 and 6.3, have all rights and protections afforded it under the Collateral Trust Agreement.

SECTION 6.3. Agents' Reliance, Etc. None of the Agents nor any of their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement and the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent: (i) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts reasonably selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Loan Party and shall not be responsible to any Loan Party for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement and the other Loan Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement and the other Loan Documents on the part of any Loan Party or to inspect the property (including, without limitation, the books and records) of any Loan Party; (iv) shall not be responsible to any Loan Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents, the Collateral, the liens on or security interest in such Collateral or the perfection or priority thereof or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 6.4. Scotiabank, SSBI, Citibank, Commerzbank, Morgan, SG, State Street Bank and Trust Company and Affiliates. With respect to its commitments, the loans and other credit extensions made by it and any notes or other instruments issued to it under any of the Covered Facilities, each of Scotiabank, SSBI, Citibank, Commerzbank, Morgan, SG and State Street Bank and Trust Company shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender Party and may exercise the same as though it were not an Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include Scotiabank, SSBI, Citibank, Commerzbank, Morgan and SG in their individual capacities. Each of Scotiabank, SSBI, Citibank, Commerzbank, Morgan, SG and State Street Bank and Trust Company and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of their Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Scotiabank, SSBI, Citibank, Commerzbank, Morgan, SG and State Street Bank and Trust Company were not Agents and, except as otherwise expressly provided for herein and in the other Loan Documents in respect of Covered Facilities to which such Persons are a party at any time, without any duty to account therefor to the Lender Parties.

SECTION 6.5. Lender Party Decision. Each Lender Party acknowledges that it has, independently and without reliance upon any Agent or any other Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon any Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

SECTION 6.6. Indemnification. Each Lender Party agrees to indemnify each Agent (to the extent not reimbursed by the Loan Parties), ratably according to the aggregate commitments, loans and other credit extensions made by it under the Covered Facilities, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorney's fees) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement, the other Loan Documents or any of the Covered Facilities, or any action taken or omitted by such Agent under this Agreement, the other Loan Documents or any of the Covered Facilities (collectively, the "Indemnified Costs"), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. In the case of any claim, investigation, litigation or proceeding for which indemnity under this Section 6.6 applies, such indemnity shall apply whether or not such claim, investigation, litigation or proceeding is brought by any of the Agents, any of the Lender Parties or a third party. Without limitation of the foregoing, each Lender Party agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, the other Loan Documents or the Covered Facilities, to the extent that such Agent is not reimbursed for such expenses by the Loan Parties. For the avoidance of doubt, it is understood that the indemnification provisions in this Section 6.6 inure to the benefit of State Street Bank and Trust Company in its individual capacity, in its capacity as joint creditor and in any other capacity in which it acts under any and all Loan Documents.

SECTION 6.7. Successor Agents. Any Agent may resign at any time by giving 30 days prior written notice thereof to the Administrative Agent and Group and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent with the approval of the Debt Coordinators and, so long as no Event of Default shall have occurred and be continuing, Group. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the Debt Coordinators and the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender Party and a financial institution organized under the laws of the United States of America or of any State thereof and having a net worth of at least $500,000,000; provided; however, that if, such retiring Agent is unable to locate another Person which is willing to accept such appointment and which meets the qualifications set forth above, the retiring Agent's resignation shall nevertheless thereupon become effective. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 6.8. No Knowledge of Defaults. The Lender Parties agree that no Indemnified Party (as defined in Section 8.3 hereof) shall be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless such Indemnified Party has received a written notice from a Lender Party or a Loan Party specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that any Lender Party receives such a Notice of Default, then such Lender Party shall give prompt notice thereof to the Debt Coordinators. The Agents and the Lender Parties shall (subject to the terms of this Agreement and of the Facility Agreement) take such action with respect to such Default or Event of Default as required in accordance with the terms of this Agreement or the other Loan Documents.


                                Article VII

            SPECIAL PROVISIONS CONCERNING FOREIGN JURISDICTIONS

SECTION 7.1. Joint Creditorship. (a) Each of the Loan Parties and each of the Lender Parties and the Agents agree that the Collateral Trustee shall be agent (mandataire) of the Lender Parties and the Agents and the joint and several creditor (together with the relevant Lender Party and the Agents) of each and every obligation of any Loan Party towards each of the Lender Parties and Agents under the Loan Documents and the Covered Facilities (including a creancier solidaire as referred to in Articles 1197 et. seq. of the French Civil Code) and that accordingly the Collateral Trustee will have its own independent right to demand performance by the relevant Loan Party of those obligations whether owned jointly and severally to the Lender Parties and Agents or to each and any of them. Any discharge of any such obligation to one of the Collateral Trustee, the Debt Coordinators or any other Lender Party shall, to the same extent, discharge the corresponding obligation owing to the other pro tanto and a Lender Party, the Debt Coordinators or the Collateral Trustee shall not, by virtue of this Section 7.1(a), be entitled to pursue the Loan Party concurrently for the same obligation.

                  (b) Without limiting or affecting the Collateral Trustee's rights against any Loan Party (whether under this Section 7.1 or any other provision of the Loan Documents), the Collateral Trustee agrees with the Debt Coordinators and each of the Lender Parties and Agents (on a several and divided basis) that, subject as set out in the following sentence, it will not exercise its rights as a joint creditor with a Lender Party or Agent except with the consent of the relevant Lender Party or Agent. For the avoidance of doubt, nothing in the previous sentence shall in any way limit the Collateral Trustee's right to act in the protection or preservation of rights under or to enforce any Collateral Document as contemplated by this Agreement, the other Loan Documents and/or the relevant Collateral Document (or to do any act reasonably incidental to any of the foregoing).

SECTION 7.2. Declaration of Trust (Treuhand) and Appointment as
Administrator . (a) The Collateral Trustee shall:

                  (i) hold any Lien or security interest which is governed by German law and is assigned
         (Sicherungseigentum/Sicherungsabtretung) or otherwise transferred to it under a non-accessory security right (nicht akzessorische Sicherheit) pursuant to any of the Collateral Documents or otherwise for the purpose of securing any of the obligations secured thereunder as trustee (Treuhander) for the benefit of the Lender Parties and the Agents; and

                  (ii) administer any Lien or security interest (if any) which is pledged (Verpfandung) or otherwise transferred under an accessory security right (akzessorische Sicherheit) to it and/or the Lender Parties and/or the Agents pursuant to any of the Collateral Documents or otherwise for the purpose of securing any of the Obligations secured thereunder and each Lender Party and Agent authorizes the Collateral Trustee to accept as its representative (Stellvertreter) any pledge or other creation of any other accessory right made to such Lender Party and Agent, and shall act in relation to the Lien and security interests in accordance with the terms and subject to the conditions of this Agreement and the other Loan Documents. Each Lender Party and Agent hereby ratifies and approves all acts done by the Collateral Trustee on such Lender Party's and Agent's behalf before execution thereof.

                 (b) It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognize or give effect to the trust (Treuhand) expressed to be created by this Section 7.2, the relationship of the Lender Party and the Agent to the Collateral Trustee shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this Section 7.2 shall have full force and effect between the parties hereto.

                 (c) The Collateral Trustee is, and any sub-agent or successor shall be, exempt from any restrictions under ss. 181 of the German Civil Code (BGB).

SECTION 7.3. Quebec Security. For greater certainty, and without limiting the powers of the Collateral Trustee hereunder or under any of the other Loan Documents, each of the Loan Parties hereby acknowledges that the Collateral Trustee shall, for purposes of holding any security granted by any Credit Party on property pursuant to the laws of the Province of Quebec to secure obligations of any other Credit Party under any debenture (the "Specified Obligations"), be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of the Civil Code of Quebec) for all present and future Lender Parties and in particular for all present and future holders of any debenture. Each of the Lender Parties hereby irrevocably constitutes, to the extent necessary, the Collateral Trustee as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold security granted by any Credit Party in the Province of Quebec to secure the Specified Obligations. Each assignee of a Lender Party shall be deemed to have confirmed and ratified the constitution of the Collateral Trustee as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of the relevant Joinder Agreement. Notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), the Collateral Trustee may acquire and be the holder of any debenture. The Loan Parties hereby acknowledge that such debenture constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec.


                               Article VIII

                               MISCELLANEOUS

SECTION 8.1. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, to the address specified on Schedule I hereto or, as to any party, at such other address as shall be designated by such party in a written notice to the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to any Agent shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

SECTION 8.2. No Waiver; Remedies. No failure on the part of any Lender Party or any Agent to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8.3. Costs and Expenses. (a) The Loan Parties agree to pay on demand (i) all reasonable costs and expenses of the Debt Coordinators, the Lead Arrangers, the Administrative Agent and the Collateral Trustee in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Debt Coordinators, including all local counsel and foreign jurisdiction counsel, with respect to advising the Debt Coordinators, the Administrative Agent and the Collateral Trustee as to their rights and responsibilities, and the rights and responsibilities of the Lender Parties, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all reasonable costs and expenses of each Agent and each Lender Party in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Debt Coordinators, the Collateral Trustee, the Administrative Agent and each Lender Party with respect thereto).

(b) The Loan Parties agree to indemnify and hold harmless each Agent, each Lender Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) this Agreement and the other Loan Documents, or any of the transactions contemplated hereby or thereby, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.3(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the Loan Documents are consummated. Each of the Loan Parties also agrees not to assert any claim against any Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loan Documents or any of the transactions contemplated thereunder or hereunder.

(c) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion (and subject to reimbursement, in case of payment by the Administrative Agent, under Section 6.6).

(d) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Loan Parties contained in this Section 8.3 shall survive the payment in full of all amounts payable hereunder, under the Covered Facilities and under any of the other Loan Documents.

SECTION 8.4. Register; Cash Management Register. (a) The Administrative Agent shall maintain at its address referred to in Section 8.1 a copy of each Joinder Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the commitment of the lenders and other financial institutions under each Covered Facility from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Agents and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Loan Parties or any Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

(b) Upon its receipt of a Joinder Agreement executed by a new Lender Party, the Administrative Agent shall, if such Joinder Agreement has been completed and is in substantially the form of Exhibit G to the Facility Agreement, (i) accept such Joinder Agreement, (ii) record the information contained therein in the Register (and thereupon Schedule I hereto will be deemed amended without further action by any Person to reflect the notice information for such new Lender Party) and (iii) give prompt notice thereof to the Debt Coordinators.

                  (c) The Collateral Trustee shall maintain at its address referred to in Schedule I hereof a copy of each notice delivered to it as specified in the definition of "Cash Management Services", and a register for the recordation of the information specified in each such notice (the "Cash Management Register"). The entries in the Cash Management Register shall be conclusive and binding for all purposes, absent manifest error, of determining each Cash Management Bank's share of the $20,000,000 aggregate amount specified in the definition of "Cash Management Services"; provided that in no event shall the aggregate amount of all such entries exceed $20,000,000. The Cash Management Register shall be available for inspection by Group or any Agent or any Lender Party (acting through the Debt Coordinators) at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of any notice in respect either of the creation of a daylight overdraft facility or cash management account, or the termination of any such facility or account, in each case as specified in the definition of "Cash Management Services", the Collateral Trustee will give prompt notice thereof to the Debt Coordinators.

SECTION 8.5. Execution in Counterparts(a) . This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Manual delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 8.6. Binding Effect; Novation. (a) This Agreement shall become effective when it shall have been executed by the Loan Parties, the Debt Coordinators, the Administrative Agent, the Collateral Trustee and the Lender Parties and thereafter shall be binding upon and inure to the benefit of the Loan Parties, the Debt Coordinators, the Administrative Agent, the Collateral Trustee and the Lender Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Debt Coordinators.

                  (b) To the extent any of the Covered Facilities have assignment, transfer or novation provisions which permit a Lender Party to assign its rights and obligations to an assignee with the consent of a Loan Party, the requirement that a Loan Party consent to any such assignment is hereby terminated; provided that any such assignment shall be to (i) a Lender Party; (ii) an Affiliate of a Lender Party; (iii) a commercial bank, savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $100,000,000, (iv) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Development and Cooperation (the "OECD") or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $100,000,000; (v) the central bank of any country that is a member of the OECD or (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) having total assets in excess of $100,000,000 that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business.

SECTION 8.7. Jurisdiction, Process Agent, Judgment Currency, Waiver of Immunities, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party or any of the Covered Documents, or for recognition or enforcement of any judgment (other than, in any case, with respect to any foreclosure or other enforcement action with respect to or in any way related to the Collateral which is reasonably determined by the Debt Coordinators to be advisable to be brought in a court of local jurisdiction), and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court (or, in such local court, as aforesaid). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder to any party hereunder in one currency into another currency, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures such party could purchase the first currency with such other currency in New York City on the day which is at least two Business Days prior to the day on which final judgment is rendered.

(d) To the fullest extent permitted by law, the obligation of any party in respect of any sum payable hereunder by it to any other party hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than Dollars (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such other party of any sum adjudged to be so due in the Judgment Currency such other party may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency which could have been so purchased is less than the sum originally due to such other party in the Agreement Currency, such first party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such other party against such loss, and, if the amount of the Agreement Currency which could have been so purchased exceeds the sum originally due to such other party, such other party agrees to remit to such first party such excess.

(e) To the extent that any of the parties hereto has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution or judgment or otherwise) with respect to itself or any of its property each of the parties hereto hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and the other Loan Documents. Each of the parties hereto agrees that the waivers set forth above shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such act.

SECTION 8.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8.9. Waiver of Jury Trial. Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any of the Loan Documents or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement hereof or thereof.



             [remainder of this page intentionally left blank]



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE WARNACO GROUP, INC.

                                       By:         /s/
                                          ---------------------
                                          Title:


                                       WARNACO INC.

                                       By:         /s/
                                          ---------------------
                                          Title:


                                       WARNER'S (UNITED KINGDOM) LTD.

                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNER'S (EIRE) TEORANTA

                                       By:         /s/
                                          ---------------------
                                           Title

                                       PENHALIGON'S LIMITED

                                       By:         /s/
                                          ---------------------
                                           Title

                                       PENHALIGON'S & JEAVONS
                                       INVESTMENT COMPANY LIMITED

                                       By:         /s/
                                          ---------------------
                                           Title

                                       AUTHENTIC FITNESS OF
                                       CANADA INC.

                                       By:         /s/
                                          ---------------------
                                           Title


                                       WARNACO OF CANADA COMPANY

                                       By:         /s/
                                          ---------------------
                                          Title


                                       WARNACO LAC ONE GmbH

                                       By:         /s/
                                          ---------------------
                                           Title


                                       WARNACO LAC TWO GmbH

                                       By:         /s/
                                          ---------------------
                                           Title


                                       ERATEX-WARNACO LAC TWO
                                       GmbH & CO. KG

                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNER'S AIGLON S.A.

                                       By:         /s/
                                          ---------------------
                                           Title


                                       CALVIN KLEIN FRANCE SNC

                                       By:         /s/
                                          ---------------------
                                           Title


                                       WARNACO FRANCE SARL

                                       By:         /s/
                                          ---------------------
                                           Title


                                       PMJ S.A.

                                       By:         /s/
                                          ---------------------
                                           Title


                                       IZKA S.C.

                                       By:         /s/
                                          ---------------------
                                           Title

                                       LEJABY S.A.S

                                       By:         /s/
                                          ---------------------
                                           Title


                                       EURALIS S.A.S.

                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNACO B.V.

                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNACO HOLLAND B.V.

                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNACO NETHERLANDS B.V.


                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNER'S COMPANY (BELGIUM) S.A.

                                       By:         /s/
                                          ---------------------
                                           Title


                                       DONATEX WARNACO S.A.

                                       By:         /s/
                                          ---------------------
                                           Title


                                       LINTEX-WARNACO S.A.

                                       By:         /s/
                                          ---------------------
                                           Title

                                       LENITEX-WARNACO GesmbH

                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNACO S.r.l.

                                       By:         /s/
                                          ---------------------
                                           Title

                                       WARNACO (HK) LTD.

                                       By:         /s/
                                          ---------------------
                                           Title


                                       THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent,
                                        Arranger, Lead Arranger and
                                        Debt Coordinator

                                       By:         /s/
                                          ---------------------
                                          Title:

                                       SALOMON SMITH BARNEY INC.,
                                        as Arranger and Lead Arranger

                                       By:         /s/
                                          ---------------------
                                          Title:

                                       CITIBANK, N.A.,
                                         as Debt Coordinator

                                       By:         /s/
                                          ---------------------
                                          Title:

                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK,
                                         as Arranger

                                       By:         /s/
                                          ---------------------
                                          Title:

                                       COMMERZBANK A.G., NEW YORK BRANCH,
                                         as Arranger

                                       By:         /s/
                                          ---------------------
                                          Title:

                                       SOCIETE GENERALE,
                                         as Arranger

                                       By:         /s/
                                          ---------------------
                                          Title:

                                       STATE STREET BANK AND
                                        TRUST COMPANY,
                                         as Collateral Trustee

                                       By:         /s/
                                          ---------------------
                                          Title:





                  IN WITNESS WHEREOF, the parties to the below-specified Credit Agreement have caused this Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BANK OF NOVA SCOTIA                CITICORP USA, INC.

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

MORGAN GUARANTY TRUST                  SOCIETE GENERALE
COMPANY OF NEW YORK

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

COMMERZBANK AG, NEW YORK               THE SANWA BANK, LIMITED, NEW YORK BRANCH
& GRAND CAYMAN BRANCHES

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

By:         /s/
    ----------------------------
       Title:

UNION BANK OF CALIFORNIA, N.A.         WACHOVIA BANK, N.A.

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

THE BANK OF NEW YORK                   BANK OF TOKYO - MITSUBISHI TRUST COMPANY

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

BANK OF AMERICA, N.A.                  FLEET NATIONAL BANK

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

UNICREDITO ITALIANO                    THE DAI-ICHI KANGYO BANK, LIMITED

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

FIRST UNION NATIONAL BANK              THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                       NEW YORK BRANCH

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


GENERAL ELECTRIC CAPITAL CORPORATION   HSBC BANK USA

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

MERITA BANK PLC                        KBC BANK NV

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

U.S. $600,000,000 Amended and Restated Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., as borrower, The Warnaco Group, Inc, the banks and other financial institutions from time to time party thereto as initial lenders, Scotiabank and SSBI, as co-lead arrangers and co-book managers, Citicorp USA, Inc., as syndication agent, Commerzbank AG (New York Branch), as documentation agent and Scotiabank, as administrative agent



                  IN WITNESS WHEREOF, the parties to the below-specified Credit Agreement have caused this Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BANK OF NOVA SCOTIA                CITICORP USA, INC.

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

MORGAN GUARANTY TRUST                  SOCIETE GENERALE
COMPANY OF NEW YORK

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

COMMERZBANK AG, NEW YORK &             THE BANK OF NEW YORK
GRAND CAYMAN BRANCHES

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

By:         /s/
    ----------------------------
    Title:

BANK OF TOKYO-MITSUBISHI               THE DAI-ICHI KANGYO BANK, LIMITED
TRUST COMPANY

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

FLEET NATIONAL BANK                    GENERAL ELECTRIC CAPITAL CORPORATION

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

SUN TRUST BANK                         BANK OF AMERICA, N.A.


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


U.S.$450,000,000 Five-Year Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., as borrower, The Warnaco Group, Inc., the banks and other financial institutions from time to time party thereto as initial lenders, Scotiabank and SSBI, as co-lead arrangers and co-book managers, Citicorp USA, Inc., as syndication agent, Societe Generale and Commerzbank AG, as documentation agents, Bank of America N.A. and the Dai-Ichi Kangyo Bank, Ltd., as co-agents, and Scotiabank, as administrative agent



                  IN WITNESS WHEREOF, the parties to the below-specified Credit Agreement have caused this Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



SOCIETE GENERALE                       CITICORP USA, INC.


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


COMMERZBANK AG                         SCOTIABANK EUROPE PLC


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


FLEET NATIONAL BANK                    KREDIETBANK (NEDERLAND) N.V.


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


FRF 480,000,000 Revolving Credit, Guarantee and Overdraft Agreement, dated August 14, 1996, between the companies set forth in Schedule 1 thereto as borrowers, the companies set forth in Schedule 2 thereto as guarantors, Societe Generale, as arranging bank, managing agent, administrative agent and overdraft bank and the banks and other financial institutions from time to time party thereto as lenders, as amended by a Supplement Agreement dated April 17, 1998



                  IN WITNESS WHEREOF, the party to the below-specified Credit Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                         KBC BANK N.V.


                                         By:         /s/
                                             ------------------------------
                                             Title:





U.S. $21,500,000 Loan Agreement between Warnaco Inc., as borrower and KBC Bank N.V. dated as of July 31, 1998



                  IN WITNESS WHEREOF, the party to the below-specified Interest Rate Protection Agreements has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                         CITIBANK, N.A.


                                         By:         /s/
                                             ------------------------------
                                             Title:




Interest rate protection Agreements between The Warnaco Group, Inc. and Citibank, N.A. dated October 12, 1995 and May 29, 1997



                  IN WITNESS WHEREOF, the party to the below-specified Interest Rate Protection Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.



                                         THE BANK OF NOVA SCOTIA


                                         By:         /s/
                                             ------------------------------
                                             Title:





Interest rate protection agreement between The Warnaco Group, Inc. and The Bank of Nova Scotia dated October 22, 1992



                  IN WITNESS WHEREOF, the party to the below-specified Interest Rate Protection Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.



                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By:         /s/
                                             ------------------------------
                                             Title:






Interest rate protection agreement between Warnaco Inc. and Morgan Guaranty Trust Company of New York dated May 4, 2000



                  IN WITNESS WHEREOF, the party to the below-specified swap agreements has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.



                                         SOCIETE GENERALE


                                         By:         /s/
                                             ------------------------------
                                             Title:







ISDA Master Agreement between Societe Generale and Warnaco Inc. dated as of March 19, 1998



                  IN WITNESS WHEREOF, the parties to the below-specified Credit Agreement have caused this Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BANK OF NOVA SCOTIA                CITICORP USA, INC.

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

MORGAN GUARANTY TRUST                  SOCIETE GENERALE
COMPANY OF NEW YORK

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

COMMERZBANK AG, NEW YORK &             FLEET NATIONAL BANK
GRAND CAYMAN BRANCHES

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

By:         /s/
    ----------------------------
    Title:

THE BANK OF NEW YORK                   THE DAI-ICHI KANGYO BANK, LIMITED

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

BANK OF AMERICA, N.A.                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

UNICREDITO ITALIANO                    THE INDUSTRIAL BANK OF JAPAN

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

KBC BANK N.V.                          HSBC BANK USA

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

MERITA BANK PLC                        DEN DANSKE BANK

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

STANDARD CHARTERED BANK                SUN TRUST BANK

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

WACHOVIA BANK, N.A.                    BANK LEUMI USA

By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:

U.S.$500,000,000 Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., Designer Holdings, Ltd., those wholly-owned domestic subsidiaries designated therein as Warnaco sub borrowers, Warnaco (HK) Ltd., Warnaco B.V., Warnaco Netherlands B.V. and Warnaco Holland B.V., The Warnaco Group, Inc., as guarantor, the banks and other financial institutions from time to time party thereto as lenders, Societe Generale, as documentation agent, Citicorp USA, Inc., as syndication agent, Scotiabank, as administrative agent, and Scotiabank and SSBI, as co-lead arrangers and co-book managers



                  IN WITNESS WHEREOF, the parties to the below-specified Credit Agreement have caused this Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BANK OF NOVA SCOTIA                CITICORP USA, INC.


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


MORGAN GUARANTY TRUST                  SOCIETE GENERALE
COMPANY OF NEW YORK


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


COMMERZBANK AG,                        FLEET BANK, N.A.
 NEW YORK BRANCH


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


SAKURA BANK                            SUMMIT BANK


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


THE BANK OF HAWAII


By:         /s/
    ----------------------------
    Title:



U.S. $600,000,000 364-Day Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., as borrower, The Warnaco Group, Inc., the banks and other financial institutions from time to time party thereto as initial lenders, Scotiabank and SSBI as co-lead arrangers and co-book managers, Citicorp USA, Inc., as syndication agent, Morgan Guaranty Trust Company of New York, as documentation agent, Scotiabank, as administrative agent -




                  IN WITNESS WHEREOF, the parties to the below-specified Credit Agreement have caused this Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


SOCIETE GENERALE                       CITICORP USA, INC.


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:


THE BANK OF NOVA SCOTIA                COMMERZBANK AG


By:         /s/                        By:         /s/
    ----------------------------           -----------------------------
    Title:                                 Title:






FRF $370,000,000 Credit Agreement, dated July 9, 1996, between Warnaco Inc. and the nominated subsidiaries (as defined therein) as borrowers, The Warnaco Group, Inc., as guarantor, Societe Generale, as managing and administrative Agent, and the banks and other financial institutions from time to time party thereto as lenders



                  IN WITNESS WHEREOF, the parties to the below-specified Facility Agreement have caused this Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                           CITIBANK, N.A.


                                           By:         /s/
                                               -----------------------------
                                                  Title:

                                           CITICORP USA, INC.


                                           By:         /s/
                                               -----------------------------
                                                  Title:


                                           SCOTIABANK EUROPE plc



                                           By:         /s/
                                               -----------------------------
                                                  Title:






(pound)9,000,000 Facility Agreement, dated as of May 15, 1995, among Warner's (United Kingdom) Limited, as borrower, Scotiabank Europe plc, as security agent, Citicorp USA, Inc., as administrative agent, Scotiabank Europe plc, as overdraft bank, Citibank, N.A. as issuing bank, the financial institutions named in the first schedule as banks, Warnaco Inc. and The Warnaco Group, Inc., as U.S. guarantors, and the companies named in the second schedule as European guarantors (Warnaco GmbH, Warner's Aiglon S.A., Warner's (Eire) Teoranta, Warner's Lenceria Femenina, S.A. and Warner's Belgium S.A.)



                  IN WITNESS WHEREOF, the party to the below-specified Credit Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                           THE BANK OF NOVA SCOTIA


                                           By:         /s/
                                               -----------------------------
                                                  Title:






Canadian Dollar 30,000,000 Amended and Restated Credit Agreement dated as of September 24, 1996 between Warnaco of Canada Limited - Warnaco du Canada Limitee, as borrower, and The Bank of Nova Scotia, as lender



                  IN WITNESS WHEREOF, the party to the below-specified Line of Credit Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                           THE DAI-ICHI KANGYO BANK, LTD.


                                           By:         /s/
                                               -----------------------------
                                                  Title:






U.S. $35,000,000 uncommited short term line of credit letter between Warnaco Inc. and The Dai-Ichi Kangyo Bank, Ltd.





                  IN WITNESS WHEREOF, the party to the below-specified Letter of Credit Facility Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                           CITIBANK, N.A.


                                           By:         /s/
                                               -----------------------------
                                                  Title:






U.S. $91,700,000 uncommitted letter of credit facility letter dated August 4, 1999 between Citibank and Warnaco (HK) Ltd



                  IN WITNESS WHEREOF, the party to the below-specified Letter of Credit Facility Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                           BANK OF AMERICA, N.A.


                                           By:         /s/
                                               -----------------------------
                                                  Title:







U.S. $75,000,000 uncommitted letter of credit facility letter dated January 10, 2000 between Bank of America, N.A. and Warnaco (HK) Ltd



                  IN WITNESS WHEREOF, the party to the below-specified Letter of Credit Facility Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                           STANDARD CHARTERED BANK


                                           By:         /s/
                                               -----------------------------
                                                  Title:







U.S. $27,000,000 uncommitted letter of credit facility letter dated December 29, 1999 between Standard Chartered Bank and Warnaco (HK) Ltd.



                  IN WITNESS WHEREOF, the party to the below-specified Letter of Credit Facility Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                           THE BANK OF EAST ASIA, LIMITED


                                           By:         /s/
                                               -----------------------------
                                                  Title:







U.S. $10,000,000 uncommitted letter of credit facility letter dated September 13, 1996 between The Bank of East Asia, Limited and Warnaco (HK) Ltd



                  IN WITNESS WHEREOF, the party to the below-specified Overdraft Facility Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.


                                           THE BANK OF NOVA SCOTIA


                                           By:         /s/
                                               -----------------------------
                                                  Title:







U.S. $6,000,000 uncommitted overdraft facility letter dated August 24, 1999 between The Bank of Nova Scotia, Hong Kong Branch and Warnaco (HK) Ltd



                  IN WITNESS WHEREOF, the party to the below-specified Overdraft Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.




                                           SOCIETE GENERALE


                                           By:         /s/
                                               -----------------------------
                                                  Title:







20,000,000 Austrian shillings Societe Generale Austria overdraft agreement dated July 26, 1999



                  IN WITNESS WHEREOF, the party to the below-specified Overdraft Facility Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           KBC BANK NV


                                           By:         /s/
                                               -----------------------------
                                                  Title:






35,000,000 Belgian francs overdraft facility letter dated December 2, 1998 among Warner's Company Belgium S.A., Donatex - Warnaco S.A. and KBC Bank



                  IN WITNESS WHEREOF, the party to the below-specified Overdraft Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           SOCIETE GENERALE


                                           By:         /s/
                                               -----------------------------
                                                  Title:






4,000,000 Deutsche marks Societe Generale Germany overdraft agreement dated March 21, 2000



                  IN WITNESS WHEREOF, the party to the below-specified Credit Line Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           CREDITO ITALIANO


                                           By:         /s/
                                               -----------------------------
                                                  Title:






2,500,000,000 Italian Lire credit line letter dated July 9, 1998 between Warnaco S.r.l. Milano and Credito Italiano



                  IN WITNESS WHEREOF, the party to the below-specified Credit Arrangement Letter has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           SOCIETE GENERALE


                                           By:         /s/
                                               -----------------------------
                                                  Title:






U.S. $6,000,000 short term multi purpose credit arrangement letter dated October 29, 1997 between Warnaco B.V. and Societe Generale



                  IN WITNESS WHEREOF, the party to the below-specified Credit Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           SOCIETE GENERALE, Madrid Branch


                                           By:         /s/
                                               -----------------------------
                                                  Title:






FRF 7,500,000 Revolving Line of Credit Agreement dated October 31, 1996 between Warner's Lenceria Femenina, S.A., as borrower, and Societe Generale acting through its Madrid Branch, as lender, as amended by the Amendment Agreement dated July 31, 1998 between Warnaco Intimo S.A., the companies and corporations referred to therein as guarantors and Societe Generale acting through its Madrid Branch



                  IN WITNESS WHEREOF, the party to the below-specified Credit Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           SOCIETE GENERALE BANK AND TRUST


                                           By:         /s/
                                               -----------------------------
                                                  Title:






FRF 7,500,000 Revolving Line Credit Agreement dated October 31, 1996 as amended by the Amendment Agreement dated July 31, 1998 between Lintex-Warnaco S.A., as borrower, the companies and corporations referred to therein as guarantors and Societe Generale Bank and Trust, as lender



                  IN WITNESS WHEREOF, the party to the below-specified Equity Forward Purchase Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           SCOTIA CAPITAL (USA) INC.


                                           By:         /s/
                                               -----------------------------
                                                  Title:






Equity Forward Purchase Agreement dated December 10, 1999 between Scotia Capital (USA) Inc. and The Warnaco Group, Inc



                  IN WITNESS WHEREOF, the party to the below-specified Equity Forward Purchase Agreement has caused this Intercreditor Agreement to be executed by its officers thereunto duly authorized, as of the date first above written.






                                           SUNTRUST BANK


                                           By:         /s/
                                               -----------------------------
                                                  Title:






Equity Forward Purchase Agreement dated as of February 10, 2000 between Sun Trust Bank and The Warnaco Group, Inc




                                SCHEDULE II

                            EXISTING FACILITIES

A.  AMENDING FACILITIES

1. U.S. $600,000,000 Amended and Restated Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., as Borrower, The Warnaco Group, Inc, the banks and other financial institutions from time to time party thereto as Initial Lenders, Scotiabank and SSBI, as co-lead arrangers and co-book managers, Citicorp USA, Inc., as Syndication Agent, Commerzbank AG (New York Branch), as Documentation Agent and Scotiabank, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank, as amended to the date hereof.

2. U.S.$450,000,000 Five-Year Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., as Borrower, The Warnaco Group, Inc., the banks and other financial institutions from time to time party thereto as Initial Lenders, Scotiabank and SSBI, as co-lead arrangers and co-book managers, Citicorp USA, Inc., as Syndication Agent, Societe Generale and Commerzbank AG, as Documentation Agents, Bank of America N.A. and the Dai-Ichi Kangyo Bank, Ltd., as Co-Agents, and Scotiabank, as Administrative Agent, Competitive Bid Agent and Swing Line Bank, as amended to the date hereof.

3. FRF 480,000,000 Revolving Credit, Guarantee and Overdraft Agreement, dated August 14, 1996, between the companies set forth in Schedule 1 thereto as Borrowers, the companies set forth in
         Schedule 2 as Guarantors, Societe Generale, as Arranging Bank, Managing Agent, Administrative Agent and Overdraft Bank and the banks and other financial institutions from time to time party thereto as Lenders, as amended by a Supplement Agreement dated April 17, 1998 and further amended to the date hereof (the "FRENCH FRANC REVOLVING FACILITY").

4. U.S. $21,500,000 Loan Agreement between Warnaco Inc., as Borrower and KBC Bank N.V. dated as of July 31, 1998 (the "KBC TERM FACILITY").

5. Interest rate protection agreements with Citibank, N.A., The Bank of Nova Scotia and Morgan Guaranty Trust Company of New York (the "RATE PROTECTION FACILITIES").

6. ISDA Master Agreements with Societe Generale relating to foreign exchange.

7. U.S.$500,000,000 Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., as U.S. Borrower, Designer Holdings, Ltd., as Sub Borrower, those wholly-owned domestic subsidiaries designated therein as Warnaco Sub Borrowers, Warnaco (HK) Ltd., Warnaco B.V., Warnaco Netherlands B.V. and Warnaco Holland B.V., as Foreign Borrowers, The Warnaco Group, Inc., as Guarantor, the banks and other financial institutions from time to time party thereto as Lenders, Societe Generale, as Documentation Agent, Citicorp USA, Inc., as Syndication Agent, Scotiabank, as Administrative Agent, and Scotiabank and SSBI, as co-lead arrangers and co-book managers, as amended to the date hereof (the "TRADE CREDIT FACILITY").



B.       EXTENDING FACILITIES

1. U.S. $600,000,000 364-Day Credit Agreement, dated as of November 17, 1999, among Warnaco Inc., as Borrower, The Warnaco Group, Inc., the banks and other financial institutions from time to time party thereto as Initial Lenders, Scotiabank and SSBI as co-lead arrangers and co-book managers, Citicorp USA, Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, Scotiabank, as Administrative Agent, as amended to the date hereof (the "BRIDGE FACILITY").

2. FRF $370,000,000 Credit Agreement, dated July 9, 1996, between Warnaco Inc. and the Nominated Subsidiaries (as defined therein) as Borrowers, The Warnaco Group, Inc., as Guarantor, Societe Generale, as Managing and Administrative Agent, and the banks and other financial institutions from time to time party thereto as Lenders. Deed of Amendment, made November 4, 1996, to a FRF 370,000,000 Credit Agreement for Warnaco Inc., as amended to the date hereof (collectively, "FRENCH FRANC TERM FACILITY").

3. (pound)9,000,000 Facility Agreement, dated as of May 15, 1995, among Warner's (United Kingdom) Limited, as Borrower, Scotiabank Europe plc, as Security Agent, Citicorp USA, Inc., as Administrative Agent, Scotiabank Europe plc, as Overdraft Bank, Citibank, N.A. as Issuing Bank, the financial institutions named in the First Schedule as Banks, Warnaco Inc. and The Warnaco Group, Inc., as U.S. Guarantors, and the Companies named in the Second Schedule as European Guarantors (Warnaco GmbH, Warner's Aiglon S.A., Warner's (Eire) Teoranta, Warner's Lenceria Femenina, S.A. and Warner's Belgium S.A.), as amended to the date hereof.

4. Canadian Dollar 30,000,000 Amended and Restated Credit Agreement dated as of September 24, 1996 between Warnaco of Canada Limited - Warnaco du Canada Limitee, as Borrower, and The Bank of Nova Scotia, as Lender (the "CANADIAN REVOLVING FACILITY").

5. U.S. $15,000,000 Credit Agreement dated as of October 6, 2000 among The Warnaco Group, Inc., Warnaco Inc. and The Dai-Ichi Kangyo Bank, Ltd. (the "SPECIFIED FACILITY").

6. U.S. $91,700,000 uncommitted Letter of Credit Facility letter dated August 4, 1999 between Citibank and Warnaco (HK) Ltd.

7. U.S. $75,000,000 uncommitted Letter of Credit Facility letter dated January 10, 2000 between Bank of America, N.A. and Warnaco
         (HK) Ltd.

8. U.S. $27,000,000 uncommitted Letter of Credit Facility letter dated December 29, 1999 between Standard Chartered Bank and Warnaco (HK) Ltd.

9. U.S. $10,000,000 uncommitted Letter of Credit Facility letter dated September 13, 1996 between The Bank of East Asia, Limited and Warnaco (HK) Ltd.

10. U.S. $6,000,000 uncommitted Overdraft Facility letter dated August 24, 1999 between The Bank of Nova Scotia, Hong Kong Branch and Warnaco (HK) Ltd.

11.      20,000,000 Austrian shillings Societe Generale Austria overdraft.

12. 35,000,000 Belgian francs Overdraft Facility letter dated December 2, 1998 among Warner's Company Belgium S.A., Donatex - Warnaco S.A. and KBC Bank.

13.      4,000,000 Deutsche marks Societe Generale Germany overdraft.

14. 2,500,000,000 Italian Lire Credit Line letter dated July 9, 1998 between Warnaco S.r.l. Milano and Credito Italiano.

15. U.S. $6,000,000 short term Multi Purpose Credit arrangement letter dated October 29, 1997 between Warnaco B.V. and Societe Generale.

16. FRF 7,500,000 Revolving Line of Credit Agreement dated October 31, 1996 between Warner's Lenceria Femenina, S.A., as Borrower, and Societe Generale acting through its Madrid Branch, as Lender, as amended by the Amendment Agreement dated July 31, 1998 between Warnaco Intimo S.A., the Companies and Corporations referred to therein as Guarantors and Societe Generale acting through its Madrid Branch.

17. FRF 7,500,000 Revolving Line Credit Agreement dated October 31, 1996 as amended by the Amendment Agreement dated July 31, 1998 between Lintex-Warnaco S.A., as Borrower, the Companies and Corporations referred to therein as Guarantors and Societe Generale Bank and Trust, as Lender.

18. Equity Forward Purchase Agreement dated December 10, 1999 between Scotia Capital (USA) Inc. and The Warnaco Group, Inc., as amended, modified or otherwise supplemented to the date hereof, including, without limitation, as amended pursuant to the Memorandum of Understanding dated September 19, 2000 and as in effect on the Effective Date, between Scotia Capital (USA) Inc. and The Warnaco Group, Inc., and together with the Modification Note and each Subsequent Note (each as defined in said Memorandum of Understanding).

19. Equity Forward Purchase Agreement dated as of February 10, 2000 between Sun Trust Bank and The Warnaco Group, Inc., as amended, modified or otherwise supplemented to the date hereof, including, without limitation, as amended pursuant to the Memorandum of Understanding dated September 19, 2000 and as in effect on the Effective Date, between SunTrust Bank and The Warnaco Group, Inc., and together with the Modification Note and each Subsequent Note (each as defined in said Memorandum of Understanding).